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Dear Stockholder,

Please take note of the important information enclosed with this Proxy Ballot. There are a number of issues related to the management and operation of your Company that require your immediate attention and approval. These are discussed in detail in the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on this proxy card to indicate how your shares will be voted. Them sign the card, detach it and return your proxy vote in the enclosed postage paid envelope.

Your vote must be received prior to the Annual Meeting of Stockholders, June 25, 1997.

Thank you in advance for your consideration of these matters.

Sincerely,

Boston Technology, Inc.

                                                         								      For All
                                           						   For     Withhold   Except
1. To elect seven directors for the
   ensuing year.                                   -----      -----     -----

Greg C. Carr              Richard K. Snelling
Richard J. Connaughton    Francis E. Girard
Herman B. Leonard         Robert J. Slezak
Joseph E. Norberg

NOTE: If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the nominee's(s) name(s).
Your shares will be voted for the remaining nominee(s).

                                          						    For     Against   Abstain
2. To approve an Amendment to the Company's 1996
   Stock Incentive Plan as described in the
   Proxy Statement.                                 ---       ---        ---

3. To approve an Amendment to the Company's 1995
   Employee Stock Purchase Plan as described in
   the Proxy Statement.                             ---       ---        ---

4. To approve an Amendment to the Company's 1996
   Director Stock Option Plan as described in the
   Proxy Statement.                                 ---       ---        ---

5. To transact such other business as may properly come before the meeting or any adjournments thereof.

                 			    BOSTON TECHNOLOGY, INC.
                 			   100 Quannapowitt Parkway
                 			Wakefield, Massachusetts 01880

	       Annual Meeting of Stockholders - June 25, 1997
	    Proxy Solicited on Behalf of the Board of Directors

The undersigned, revoking all prior proxies, hereby appoints Greg C. Carr and Carol B. Langer as Proxies, with full power of substitution to each, to vote for and on behalf of the undersigned at the 1997 Annual Meeting of Stockholders of Boston Technology, Inc. to be held at the Boston Marriott Copley, 100 Huntington Avenue, Boston, Massachusetts, on Wednesday, June 25, 1997, at 3:00 p.m. Eastern Daylight Time, and at any adjournment or adjournments thereof. The undersigned hereby directs the said proxies to vote in accordance with their judgment on any matters which may properly come before the Annual Meeting, all as indicated in the Notice of Annual Meeting, receipt of which is hereby acknowledged, and to act on the matters set forth in such notice as specified by the undersigned.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2, 3, AND 4.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE
ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) on the books of the Company. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?                DO YOU HAVE ANY COMMENTS?

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